Exhibit 99.4

INSTRUCTIONS

(Please read carefully all of the instructions below)

1. Delivery; Election Deadline: For any election contained herein to be considered, the Election Form and Letter of Transmittal, properly completed in accordance with these instructions and signed, together with either your share certificate(s) or evidence of common shares in book-entry form, as applicable, or a properly completed Notice of Guaranteed Delivery, and any other documentation reasonably required by Farmers National Banc Corp.’s exchange agent, Computershare Trust Company, N.A. and Computershare Inc. (the “Exchange Agent”), must be sent to the Exchange Agent at one of the following addresses so that it is actually received by the Exchange Agent at or prior to the deadline for submitting election forms (the “Election Deadline”).

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Do not send such materials to National Bancshares Corporation (“NBOH”), or Farmers National Banc Corp. (“Farmers”) because they will not be forwarded to the Exchange Agent and your election will be invalid. The method of delivery is at the option and risk of the surrendering shareholder. Registered mail, appropriately insured, with return receipt requested, is suggested. A return envelope is enclosed for your convenience. Delivery shall be effected, and risk of loss and title will pass, only upon proper delivery of the share certificate(s) or book-entry common shares to the Exchange Agent.

The Election Deadline is Thursday, June 11, 2015. If the Election Deadline is extended for any reason, both Farmers and NBOH will publicly announce the new Election Deadline at least five business days prior to the Election Deadline in a press release, on their websites and in a filing with the SEC. You may also obtain up-to-date information regarding the Election Deadline by calling the Information Agent at (800) 267-0201. If you hold your NBOH common shares in “street name” or in another manner, you may be subject to an earlier deadline. You bear the risk of ensuring proper and timely delivery. Therefore, we encourage you to submit your election materials promptly.

The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2. Revocation or Change of Election Form: Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the NBOH shareholder submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent prior to the Election Deadline. Revocations must specify the name in which your common shares are registered on the share transfer books of NBOH. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

No election may be revoked or changed after the Election Deadline unless and until the Agreement and Plan of Merger, dated as of January 27, 2015 (as it may be amended from time to time, the “Merger Agreement”), entered into by and between Farmers and NBOH is terminated. See Instruction 4.

3. Surrender of Original Certificate(s); Lost, Stolen or Destroyed Certificate(s): For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the original certificate(s) evidencing your NBOH common shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen or destroyed, contact the Exchange Agent at (800) 368-5948 prior to submitting this Election Form and Letter of Transmittal.

4. Termination of Merger Agreement: In the event of termination of the Merger Agreement, the Exchange Agent will promptly return share certificate(s) representing NBOH common shares via registered mail or through a book-entry transfer for common shares held in street name. The Exchange Agent and NBOH will use their commercially reasonable efforts to facilitate return of such share certificate(s) in the event of termination of the Merger Agreement, but return of certificate(s) other than by registered mail will only be made at the expense, written direction and risk of the requesting NBOH shareholder, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

5. Signatures: If this Election Form and Letter of Transmittal is signed by the registered holder(s) of the common shares surrendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) surrendered or on the assignment authorizing transfer, without alteration, enlargement or any change whatsoever. Do not sign the certificate(s) because signatures are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such common shares who has not completed the section entitled “Special Payment and Issuance Instructions” or are for the account of an Eligible Institution (as defined below). If any of the common shares surrendered hereby are owned by two or more joint owners, all such owners must sign the Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any common shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Election Forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary capacity who are not identified as such to the registration must be accompanied by proper evidence of the signatory’s authority to act.

6. Guarantee of Signatures: No signature guarantee is required on this Election Form and Letter of Transmittal if (a)(i) this Election Form and Letter of Transmittal is signed by the registered holder(s) (including any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of such common shares) of common shares surrendered with this Election Form and Letter of Transmittal and (ii) such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment and Issuance Instructions;” or (b) such common shares are surrendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each, an “Eligible Institution”). In all other cases, all signatures on this Election Form and Letter of Transmittal must be guaranteed by an Eligible Institution.

7. Special Payment and Issuance Instructions: If the merger consideration is to be made payable to or registered in a name other than the name(s) that appear(s) on the surrendered certificate(s), indicate the name(s) and address in the box captioned “Special Payment and Issuance Instructions.” The shareholder(s) named in the box captioned “Special Payment and Issuance Instructions” will be considered the record owner(s) and should complete the section entitled “Signatures Required”

and the enclosed Internal Revenue Service (“IRS”) Form W-9 (or the appropriate IRS Form W-8 if you are a non-U.S. person, a copy of which can be obtained at www.irs.gov). If the section entitled “Special Payment and Issuance Instructions” is completed, then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution. If the surrendered share certificate(s) are registered in the name of a person other than the signer of this Election Form and Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Election Form and Letter of Transmittal or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificate(s) must be endorsed or accompanied by duly executed stock powers, in each case signed exactly as the name(s) of the registered owner(s) appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

8. Special Delivery Instructions: If the merger consideration is to be delivered to another address than that set forth next to the signature of the registered holder, indicate the address in the box captioned “Special Delivery Instructions.” If the section entitled “Special Delivery Instructions” is completed, then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution.

9. IRS Form W-9: A shareholder that is a U.S. person (including a resident alien) should complete the enclosed IRS Form W-9 and provide such shareholder’s correct Taxpayer Identification Number (“TIN”). Failure to provide the information on the form may subject the surrendering shareholder to U.S. backup withholding (currently at a rate of 28%) on any reportable payment made pursuant to the merger. A shareholder that is a non-U.S. person should use the appropriate IRS Form W-8, a copy of which can be obtained at www.irs.gov. Please review the instructions included on the enclosed IRS Form W-9 for additional information.

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